UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 2, 2005




                        Pioneer Natural Resources Company
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                    1-13245                75-2702753
----------------------------        ------------        -------------------
(State or other jurisdiction        (Commission          (I.R.S. Employer
     of incorporation)              File Number)        Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas               75039
------------------------------------------------             ----------
   (Address of principal executive offices)                  (Zip Code)


                                 (972) 444-9001
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting material  pursuant to Rule  14a-12 under the Exchange Act (17 CFR
    240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                        Page

Item 7.01.  Regulation FD Disclosure..................................    3

Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits............................................    3

Signature.............................................................    4

Exhibit Index.........................................................    5

                        PIONEER NATURAL RESOURCES COMPANY


Item 7.01.   Regulation FD Disclosure

     On June 2, 2005, Pioneer Natural Resources Company (the "Company") issued a news release that is attached hereto as exhibit 99.1. In the news release, the Company confirmed the announcement by the Nigeria - Sao Tome and Principe Joint Development Authority ("JDA") that the Company's subsidiary, Pioneer Resources Africa Limited, has been offered the right to conduct exploration activities in Blocks 2 and 3 of the Joint Development Zone in offshore Sao Tome and Principe and Nigeria. The Company is awaiting official notification from the JDA.

     The news release also disclosed that the Company is part of a consortium which was offered 65% interest in Block 2 and 25% interest in Block 3. Upon receipt of the official notice of the offer, the Company will determine its next steps regarding the negotiation of a joint operating agreement with the other offerees and an acceptable production sharing contract with the JDA.

Item 9.01.   Financial Statements and Exhibits

       (c)   Exhibits

             99.1   News Release dated June 2, 2005.

                        PIONEER NATURAL RESOURCES COMPANY

                                S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PIONEER NATURAL RESOURCES COMPANY




Date:  June 7, 2005            By:    /s/ Darin G. Holderness
                                    -------------------------------------------
                                    Darin G. Holderness
                                    Vice President and Chief Accounting Officer

                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------

   99.1(a)              News Release dated June 2, 2005.



-------------
(a) filed herewith